Pitney Bowes Inc.

Karen Garrison

Executive Vice President & President

PB Business Services

Mail & Document Value Chains


Create
Produce
Distribute
Receive
Update
Creative Services
List Management
Data Processing Services
Printing
Mail Finishing
Lettershop/ Presort Services
Fulfillment
Consolidate /Drop-Ship
Retail /Delivery
Incoming Mail
Key Areas of Overlap
• Bill/Statement printing[1]
• Other Financial Print (e.g., 10K, Prospectus)
• CRM Data Mgmt Services and Software
• Magazine Printing (Mailed Magazines)
• Catalog Printing
• Direct Mail Printing
[1]Includes data formatting and extraction
Copy/print
Facilities mgmt services
General commercial print
Commercial publishing
Content mgmt and storage/ retrieval
Transaction doc. mgmt
Digital on demand
Document intensive business process outsourcing

Business Process Service Provider

Integrated Mail and Document Management (IMDM) Solutions


Employees
Low Turnover
For Industry
Technology
Process
Metrics
Quality
Customer
Reason for Being
Low Turnover
For Industry

Evolution of Value →

Outsourcing
"Inside - Out"
Copy Centers
Mail/Fax/Copy

ISO 9000
Web-Based Technology
Business Practice Standards
Six Sigma

Strategic Sourcing
"Outside - In"
IMDM Solutions
Document & Info Management

Business Process Service Provider


Transform to Integrated Mail & Document Management (IMDM)
Asset Management
Network Services
Professional Consulting
Software Management
Internet Service Provider
Integrate Technology
ADF and BRS
Document Creation
- Desktop Publishing
Records & Information Management
Electronic Document Management
Optimize Base
Mailroom Management
- Incoming
- Outgoing
Copy/Fax
Records Management

Fortune 1000


Sears Roebuck
Motorola
All State*
BankOne
Walgreen
Sara Lee
Caterpillar
General Motors*
Ford Motor*
Kmart*
Delphi Auto*
Costco
Microsoft
Boeing
Target
United Health Group**
Supervalue
Albertson's
Dow Chemical
FleetBoston
CVS
ConAgra
Berkshire Hathaway
Alcoa
USX
State Farm
Cardinal Health
Merck
GE*
Aetna*
United Tech
Wells Fargo**
H.P.
PG&E
Safeway
Chevron
Intel
Sprint
UtiliCorp United
Kroger
P&G
Lockheed Martin
Fannie Mae
Freddie Mac
CitiGroup**
IBM*
AT&T*
Verizon*
JP Morgan**
Morgan Stanley*
Merill Lynch*
AIG**
Lucent*
TIAA-CREF**
Goldman Sachs*
MetLife**
Pfizer**
J&J
Intl Paper
Lehman Bros**
Honeywell
AMEX*
Prudential**
New York Life
Bristol Myers Sq*
Loews*
Pepsico
Walt Disney
Ingram Micro
Phillips Petroleum
Wal-mart
First Union
Bank of Americ
Duke Energy
JC Penney
TXU
Exxon Mobil
AMR
Home Depot**
UPS*
Bell South*
Southern
Georgia Pacific
Coca-Cola**
Dell
WorldCom
SBC Communications
Enron*
Compaq*
Conoco*
Dynegy*
Reliant Energy
El Paso*
Tech Data
Auto Nation

Fortune 100 Penetration – PBMS/DMT


PBMS Fortune 100 Clients by region – 46% of Top 100
DMT Fortune 100 Clients by region – 74% of Top 100

Document Management

Centers of Excellence

21 Print Centers Located in the U.S.



Minneapolis
Detroit
GMAC
Rochester
Boston
Woburn
San Francisco
Chicago
Aetna
Stamford
Indianapolis
New York
Pittsburgh
Mechanicsburg
Philadelphia
Kansas City
Washington DC
Los Angeles
Dallas
Atlanta
Charlotte
Phoenix
Houston

- ● Business Centers / Digital Printing
- ■ High Volume Statement Printing
- ★ High Volume Digital and Offset
- ▲ Print on Demand

Print Production Centers Located in Europe



Belgium
UK & Ireland
Copenhagen
Paris
Frankfurt

Expanding Our Value Proposition



Growth
Technology
Analog
Copy
Mail
B&W Litho
2 color Litho
Digital
Digital Copy
RIP Once print many
Just in time
Mail
B&W Litho
Transactional
Digital Copy
Database Design
High Volume
Variable
Mail
Statements
Commodity
Traditional
High Quality Commercial Print
Long Run
Design
Warehouse & Fulfillment
Mail
Technology
Web Enabled
Mail Merge
Mass Customization
Database Publishing
High-end Digital Copying
Imaging and Workflow Management
Electronic Warehouse & Fulfillment
Mail
Document Management
Information Management
Combines all services
Integrated Service Provider
Networked architecture
Enterprise Repositories
Personalized POD
Distributed POD
Demonstrated Size and Scale
Low
Commodity
Value
High

Document Management Environments

Transaction Focus-Main Frame Environment	Emerging	Print on Demand - Client/Server Environment
Data Print: Statements, Invoices, Letters } Transaction Documents Inserting Mail Distribution Slow Migration to Online Distribution Database Management/Manipulation Scheduled Production Runs Black/White Color - Spot	Variable Content Mgmt Data Print + Content Print Literature Bindery Kitting Inserted Mailed Imaging & Digital Mail Digital Color	**Content Print:** Manuals, Books Marketing Literature Product Literature Presentations Forms Business Cards, Stationery Promotional Finishing: Bindery Fulfillment/Kitting Shipping Multi-Media Output Data/Image Libraries Print on Demand Black/White Color *Copy/Scan*

Document Management Lifecycle



Creation
Reproduction
Transformation
Display
Distribution
Archive
PCs
Digital Standardization
Internet Connectivity
Integrated Solutions Providers
Equipment Manufacturers
Software Providers
Telecommunications
Service Providers
Network Server Environments
Integrators
Business Applications
Internal Services
Documents
Integrated Services

Aetna

Aetna Challenge

- Responsiveness
- Profitability
- Leverage

PBMS Solution

- Centralize Process Management
- Consolidate Operating Environments
- Optimize Hard Copy & Digital Delivery



Aetna
HMO Products Montgomery, PA
Health Care Windsor, CT
Disaster Recovery Stamford, CT
Document Factory
Document Composition
Output Management
High Integrity Production
WWW
Digital Document Delivery
Statements/Checks

- Integrate Pitney Bowes' Capabilities Into a Single-Source Solution
- Leverage Pitney Bowes' Strengths to Minimize Aetna's Risk of Change
- Manage, Control & Balance Critical Hard Copy Communications with Digital Migration

Business Recovery

Customer Challenge
- Cash Flow Continuity
- Compliance with Government Regulations
- Customer Confidence and Satisfaction

PBMS Solution
- Document Factory "Hot Site"
- 24/365 Readiness
- State-of-the-Art Technology

American Express | Nationwide | AT&T | Fidelity Investments

6,600,000 Images

Pitney Bowes Business Recovery Center

1,000,000 Envelopes

General Motors | Capital One | Aetna | Allstate

Dedicated Sites
- *50,000 sq. ft. primary*
- *20,000 sq. ft. warehousing*

Dedicated Core Staff
- *Management*
- *Certified Operators*

Hardware
- *High Speed Network Connectivity*
- *(15) Continuous Form Printers*
- *(10) Cut Sheet Printers*
- *(17) Pitney Bowes Intelligent Inserters*

G. E. Capital – High Value Training

G.E. Capital Challenge

- Obsolescence Cost
- Warehouse/Storage Costs
- Version Control
- Disaster Recovery

PBMS Solution

- WWW Web Ordering Capability
- Digital Asset Library with Version Control
- On Demand Printing & Distribution
- Credit Card Capability



Digital Asset Library
Disaster Recovery
WWW Web
Order Management
Off Site Document Production
Creative Services
Output Management
Kitting/ Fulfillment
Global Distribution
Delivery of Training

- Content Produced as Needed and Customized as Requested
- Leverages Pitney Bowes Technology to Gain Manufacturing Economies, Increases Quality of Delivery and Reduces Direct Costs through Improved Accountabilities & Increased Control
- Provides Global Customers with J.I.T. Documents Where & When Needed

GE Financial Assurance – One Vision



GEFA Challenge
Cross Business Unit Customer Service
Timeliness of Processing
Redundant Costs and Labor Base
PBMS Solution
Consolidate Mail and Document Receipt
Standardize Imaging Technology
Optimize Processes & Labor Deployment
Mail and Transaction Originators
GEFA Shared Service Center
GEFA Lines of Business and GE Business Units
Policy Holders
Fund Subscribers
Applicants
Agents and Brokers
Service Providers
Employers
USPS Mail
Express Mail
Courier Mail
Document Processing & Workflow Management
Images & Data
Wealth Investment Management
Individual Business Group
Long Term Care July 2002
Product Marketing Group
Employee Services Group
GE Capital International Services
Full Deployment Annual Volumes
17,300,000 Mail Pieces
59,400,000 Images
2,100,000 Checks

Fidelity Investments

Fidelity Challenge

- Improve Customer Service
- Multi-User Access to Customer Correspondence
- Reduce overall processing costs

PBMS Solution

- Redesign Processes to Implement Imaging at Front End of TOA and Enrollment Process
- Production Scanning and Indexing
- Optimize Processes & Labor Deployment

Mail and Transaction Documents



Transfer of Assets
Enrollment Forms
Customer Correspondence
Agents and Brokers
Branch Offices
Express Mail
USPS Mail
Courier Mail
Mail Processing and Imaging Center of Excellence
Scanning & Indexing Workflow Management
Digital Archive
Images & Data
Claims Examiners
Customer Service

- Cycle time reduction for investment transactions
- Tracking of all transaction processes
- Accountability and integrity of all documents
- Increased customer service and increased new business

Pitney Bowes Management Services


Bank of America
KRAFT
JENNER & BLOCK
BankBoston.
WHITE & CASE
Ford
Merrill Lynch
Microsoft
IBM
PROSKAUER ROSE L.L.P.
GE
LIBERTY MUTUAL
Cisco Systems
General Motors
TRANSAMERICA
FULBRIGHT & JAWORSKI L.L.P.
BELLSOUTH
K
Bristol-Myers Squibb
AA
AmericanAirlines


HEWLETT PACKARD
PriceWaterhouseCoopers
Morgan, Lewis & Bockius LLP
Charles Schwab
AT&T
W&R
MAYER BROWN & PLATT
ARTHUR ANDERSEN
DELL
ROPES & GRAY
LINKLATERS
MERCK